UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2023

Lightstone Value Plus REIT III, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55619	46-1140492
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1985 Cedar Bridge Avenue, Suite 1

Lakewood, New Jersey 08701

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (732) 367-0129

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Second Articles of Amendment and Restatement

On January 26, 2023, Lightstone Value Plus REIT III, Inc.’s (the “Company”) filed Second Articles of Amendment and Restatement (the “Second Articles”) with the Maryland State Department of Assessments and Taxation (the “SDAT”). The Second Articles became effective upon filing with the SDAT.

The Second Articles were approved by the Company’s stockholders at its annual meeting of stockholders originally scheduled for December 8, 2022 and as adjourned to January 17, 2023 (the “Annual Meeting”). The proposal to amend and restate the Company’s charter is discussed in detail in the Company’s definitive proxy statement dated and filed with the Securities and Exchange Commission on October 18, 2022. The principal changes to the Company’s charter made by the Second Articles included (a) elimination of certain procedural provisions related to roll-up transactions, (b) providing indemnification and exculpation of officers and directors to the maximum extent permitted by Maryland law, (c) removal of provision requiring a simple majority for a quorum, (d) conforming the stockholder right obtain a stockholder list to Maryland law (e) revision of the access to stockholder list, (f) elimination of a fiduciary duty of directors provision in favor of the Maryland law required fiduciary duty of directors, (g) removal of suitability and minimum investment requirements for purchasers of the Company’s securities in third party transactions and (h) removal of a provision regarding the duration of the Company.

The Second Articles have been filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated into this Report by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
3.1	Second Articles of Amendment and Restatement
99.1	Definitive Proxy Statement on Schedule 14A, filed on October 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTSTONE VALUE PLUS REIT III, INC.

Date: January 30, 2023	By:	/s/ Seth Molod
Seth Molod
Chief Financial Officer and Principal Accounting Officer